UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2008

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03:	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

Article FOURTH of the Company’s Restated Certificate of Incorporation, as amended, authorizes the issuance from time to time of shares of Preferred Stock, without par value. On May 19, 2008, the Company filed with the Delaware Secretary of State a Certificate of Designations which, effective upon filing, designated a series of such Preferred Stock as “Non-Cumulative Perpetual Preferred Stock Series A” (the “Series A Preferred Stock”), authorized 25,001 shares of Series A Preferred Stock, and set forth the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of the Series A Preferred Stock which are not fixed by the Company’s Restated Certificate of Incorporation.

The Certificate of Designations for the Series A Preferred Stock is filed herewith as Exhibit 4.8 and incorporated herein by reference.

Item 9.01:	Financial Statements and Exhibits

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-135006 and 333-135006-02) filed by Wells Fargo & Company (the “Company”) and Wells Fargo Capital XIII (the “Trust”) with the Securities and Exchange Commission. On May 19, 2008, the Trust issued 2,500,000 of its 7.70% Fixed-to-Floating Rate Normal Preferred Purchase Securities (the “Trust Issuance”) and used the proceeds from such issuance, together with the proceeds of the issuance of its trust common securities, to purchase Remarketable 7.50% Junior Subordinated Notes due 2044 from the Company (the “Company Issuance”). In addition, on May 19, 2008, the Company and the Trust entered into a Stock Purchase Contract Agreement (the “Stock Purchase Contract Agreement”) pursuant to which 25,001 stock purchase contracts (the “Stock Purchase Contracts”) were issued to the Trust under which the Trust agrees to purchase, and the Company agrees to sell, on the stock purchase date specified therein, one share of the Company’s Series A Preferred Stock at a purchase price of $100,000 per share.

This Current Report files with the Securities and Exchange Commission (i) the Underwriting Agreement, the Amended and Restated Trust Agreement, the form of 7.70% Fixed-to-Floating Rate Normal Preferred Purchase Security (and related forms of Stripped Preferred Purchase Security and Capital Preferred Purchase Security) and the Guarantee Agreement relating to the Trust Issuance, (ii) the Fourth Supplemental Indenture, the form of Remarketable 7.50% Junior Subordinated Notes due 2044 and the Collateral Agreement relating to the Company Issuance, (iii) the Replacement Capital Covenant relating to the Trust Issuance and the Company Issuance, (iv) the Stock Purchase Contract Agreement, Certificate of Designations and form of certificate relating to the Series A Preferred Stock, (v) the opinion of Jeannine E. Zahn, Esq. relating to the Company Issuance and the Stock Purchase Contract Agreement, (vi) the opinion of Richards, Layton & Finger, P.A. relating to the Trust Issuance and the Series A Preferred Stock and (vii) the opinion of Sullivan & Cromwell LLP, the Company’s special tax counsel, relating to certain tax matters.

(d)	Exhibits

1.1	Underwriting Agreement dated May 12, 2008, among the Trust, the Company and the Representative named therein.

4.1	Fourth Supplemental Indenture dated as of May 19, 2008 to Indenture dated as of August 1, 2005 between the Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association).

4.2	Form of Remarketable 7.50% Junior Subordinated Notes due 2044 (included in Exhibit 4.1).

4.3	Amended and Restated Trust Agreement dated as of May 19, 2008, among the Company, The Bank of New York Trust Company, N.A., BNYM (Delaware), the Administrative Trustees named therein, and the Holders named therein.

4.4	Forms of Normal, Stripped and Capital Preferred Purchase Securities (included in Exhibit 4.3).

4.5	Guarantee Agreement dated as of May 19, 2008, between the Company and The Bank of New York Trust Company, N.A.

4.6	Stock Purchase Contract Agreement between the Company and the Trust, acting through The Bank of New York Trust Company, N.A. as Property Trustee, dated as of May 19, 2008.

4.7	Collateral Agreement among the Company, Wilmington Trust Company and the Trust, acting through The Bank of New York Trust Company, N.A., as Property Trustee, dated as of May 19, 2008.

4.8	Certificate of Designations with respect to the Company’s Non-Cumulative Perpetual Preferred Stock, Series A, dated as of May 19, 2008.

4.9	Form of certificate representing the Company’s Non-Cumulative Perpetual Preferred Stock, Series A.

5.1	Opinion of Jeannine E. Zahn, Esq. dated May 19, 2008.

5.2	Opinion of Richards, Layton & Finger, P.A. dated May 19, 2008.

5.3	Opinion of Richards, Layton & Finger, P.A. dated May 19, 2008.

8.1	Opinion of Sullivan & Cromwell LLP dated May 19, 2008.

23.1	Consent of Jeannine E. Zahn, Esq. (included as part of Exhibit 5.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibits 5.2 and 5.3).

23.3	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

99.1	Replacement Capital Covenant dated as of May 19, 2008 executed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, May 19, 2008.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy Executive Vice President and Controller

Index to Exhibits

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement dated May 12, 2008, among the Trust, the Company and the Representative named therein.	Electronic Transmission

4.1	Fourth Supplemental Indenture dated as of May 19, 2008 to Indenture dated as of August 1, 2005 between the Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association).	Electronic Transmission

4.2	Form of Remarketable 7.50% Junior Subordinated Notes due 2044 (included in Exhibit 4.1).

4.3	Amended and Restated Trust Agreement dated as of May 19, 2008, among the Company, The Bank of New York Trust Company, N.A., BNYM (Delaware), the Administrative Trustees named therein, and the Holders named therein.	Electronic Transmission

4.4	Forms of Normal, Stripped and Capital Preferred Purchase Securities (included in Exhibit 4.3).

4.5	Guarantee Agreement dated as of May 19, 2008, between the Company and The Bank of New York Trust Company, N.A.	Electronic Transmission

4.6	Stock Purchase Contract Agreement between the Company and the Trust, acting through The Bank of New York Trust Company, N.A. as Property Trustee, dated as of May 19, 2008.	Electronic Transmission

4.7	Collateral Agreement among the Company, Wilmington Trust Company and the Trust, acting through The Bank of New York Trust Company, N.A., as Property Trustee, dated as of May 19, 2008.	Electronic Transmission

4.8	Certificate of Designations with respect to the Company’s Non-Cumulative Perpetual Preferred Stock, Series A, dated as of May 19, 2008.	Electronic Transmission

4.9	Form of certificate representing the Company’s Non-Cumulative Perpetual Preferred Stock, Series A.	Electronic Transmission

5.1	Opinion of Jeannine E. Zahn, Esq. dated May 19, 2008.	Electronic Transmission

5.2	Opinion of Richards, Layton & Finger, P.A. dated May 19, 2008.	Electronic Transmission

5.3	Opinion of Richards, Layton & Finger, P.A. dated May 19, 2008.	Electronic Transmission

8.1	Opinion of Sullivan & Cromwell LLP dated May 19, 2008.	Electronic Transmission

23.1	Consent of Jeannine E. Zahn, Esq. (included as part of Exhibit 5.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibits 5.2 and 5.3).

23.3	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

99.1	Replacement Capital Covenant dated as of May 19, 2008 executed by the Company.	Electronic Transmission